Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), each of the undersigned officers of Cooperative Computing, Inc., a Delaware corporation (the “Company”), does hereby certify that, to the best of such officer’s knowledge (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/ MICHAEL A. AVILES	8/14/02
Michael A. Aviles	Date
Chairman, President & CEO

/s/ GREG PETERSEN	8/14/02
Greg Petersen	Date
Senior Vice President Finance & Administration

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